UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 20, 2025

Arcadia Biosciences, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37383	81-0571538
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5950 Sherry Lane Suite 215
Dallas, Texas		75225
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 214 974-8921

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	RKDA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On March 20, 2025 Arcadia Biosciences, Inc. (the “Company”) issued a press release announcing financial results for the fourth quarter and year ended December 31, 2024. A copy of the press release is furnished as Exhibit 99.1, and the Company's annual financial information tables are furnished as Exhibit 99.2, to this Current Report on Form 8-K and are incorporated herein by reference.

The information furnished in this Form 8-K, the press release attached as Exhibit 99.1, and the financial information attached as Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained in this Item 2.02, in the press release attached as Exhibit 99.1, and in the financial information attached as Exhibit 99.2, shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

No Offer or Solicitation

As previously reported on a Report on Form 8-K filed by the Company with the Securities and Exchange Commission ("SEC") on December 6, 2024, on December 4, 2024, the Company, Roosevelt Resources, LP, a Texas limited partnership (“Roosevelt”), and certain other parties entered into a Securities Exchange Agreement (the “Exchange Agreement”) providing for the combination of the two companies in an all-stock transaction. Under the terms of the Exchange Agreement, at the closing of the transactions contemplated by the Exchange Agreement, Arcadia will issue to the partners of Roosevelt shares of Arcadia common stock in exchange for all of the equity interests in Roosevelt.

This Report, including the information contained herein and the exhibits filed or furnished herewith, is not intended to and does not constitute (i) a solicitation of a proxy, consent or approval with respect to any securities or in respect of the proposed transaction or (ii) an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, or an exemption therefrom.

Subject to certain exceptions to be approved by the relevant regulators or certain facts to be ascertained, no offer will be made directly or indirectly, in or into any jurisdiction where to do so would constitute a violation of the laws of such jurisdiction, or by use of the mails or by any means or instrumentality (including without limitation, facsimile transmission, telephone and the internet) of interstate or foreign commerce, or any facility of a national securities exchange, of any such jurisdiction.

Additional Information for Stockholders

In connection with the proposed transaction, Arcadia intends to file relevant materials with the SEC and initially filed a Registration Statement on Form S-4 (the “Registration Statement”) that includes a preliminary proxy statement/prospectus, on February 14, 2025. After the Registration Statement is declared effective by the SEC, Arcadia intends to mail a definitive proxy statement/prospectus to the stockholders of Arcadia. This Report is not a substitute for the proxy statement/prospectus or the Registration Statement or for any other document that Arcadia may file with the SEC and send to Arcadia’s stockholders in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF ARCADIA ARE URGED TO CAREFULLY AND THOROUGHLY READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS, AS EACH MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, AND OTHER RELEVANT DOCUMENTS FILED BY ARCADIA WITH THE SEC, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ARCADIA, ROOSEVELT, THE PROPOSED TRANSACTION, THE RISKS RELATED THERETO AND RELATED MATTERS.

Investors will be able to obtain free copies of the Registration Statement and proxy statement/prospectus, as each may be amended from time to time, and other relevant documents filed by Arcadia with the SEC (when they become available) through the website maintained by the SEC at www.sec.gov. Copies of documents filed with the SEC by Arcadia will be available free of charge from Arcadia’s website at www.arcadiabio.com under the “Investors” tab. In addition, investors and stockholders should note that Arcadia communicates with investors and the public using its website (www.arcadiabio.com) where anyone will be able to obtain free copies of the proxy statement/prospectus and other documents filed by Arcadia with the SEC. Stockholders are urged to read the proxy statement/prospectus and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed transactions.

Participants in the Proxy Solicitation

Arcadia, Roosevelt and their respective directors, partners and certain of their officers and other members of management and employees may be deemed, under SEC rules, to be participants in the solicitation of proxies from Arcadia’s stockholders in connection with the proposed transactions. Information regarding the officers and directors of Arcadia is included in Arcadia’s most recent Annual Report on Form 10-K, as amended, filed with the SEC, including any information incorporated therein by reference, its definitive proxy statement for its 2024 annual meeting filed with the SEC on May 16, 2024, and in the Registration Statement initially filed with the SEC on February 14, 2025, and any amendments thereto as filed with the SEC. Additional information regarding such persons, as well as information regarding Roosevelt’s directors, managers and officers and other persons who may be deemed participants in the proposed transaction, will be set forth in the Registration Statement and proxy statement/prospectus, and any amendments thereto, and other materials, when they are filed with the SEC in connection with the proposed transaction. Free copies of these documents may be obtained from the sources indicated above.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Arcadia Biosciences Announces Fourth-Quarter and Full Year 2024 Financial Results and Business Highlights
99.2	Arcadia Biosciences Full Year 2024 Financial Information
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ARCADIA BIOSCIENCES, INC.

Date:	March 20, 2025	By:	/s/ MARK KAWAKAMI
Mark Kawakami, Chief Financial Officer